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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of  1934

      Date of Report (Date of earliest event reported):  August 14, 2002

                      FIRST NATIONAL LINCOLN CORPORATION
              (Exact name of Registrant as specified in charter)

                                    MAINE
                (State or other jurisdiction of incorporation)

                  0-26589                      01-0404322
         (Commission file number)   (IRS employer identification no.)


                 Main Street, Damariscotta, Maine        04853
             (Address of principal executive offices)  (Zip Code)


                                (207) 563-3195
             (Registrant's telephone number, including area code)





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Item 9-Regulation FD Disclosure

SECURITIES AND EXCHANGE COMMISSION ORDER OF JUNE 27, 2002

The Principal Executive Officer and Principal Financial Officer of First National Lincoln Corporation voluntarily delivered certifications to the Securities and Exchange Commission regarding facts and circumstances relating to Exchange Act filings pursuant to the Securities and Exchange Commission Order of June 27, 2002. The text of the documents were as follows:

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Statement Under Oath of Principal Financial Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

I, F. Stephen Ward, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of First National Lincoln Corporation, and, except as corrected or supplemented in a subsequent covered report:
  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
  - Annual Report on Form 10-K as of December 31, 2001, filed with the Commission on March 28, 2002, of First National Lincoln Corporation.
  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of First National Lincoln Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
  - any amendments to any of the foregoing.


/s/ F. Stephen Ward                                           County of Lincoln
F. Stephen Ward                                                  State of Maine
Treasurer & Chief Financial Officer
First National Lincoln Corporation            Subscribed and sworn to before me
August 14, 2002                                  this 14th day of August, 2002.

                                                           /s/ Carrie A. Warren
                                                                  Notary Public
                                           My Commission Expires: June 11, 2006

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Statement Under Oath of Principal Executive Officer Regarding Facts and
Circumstances Relating to Exchange Act Filings

I, Daniel R. Daigneault, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of First National Lincoln Corporation, and, except as corrected or supplemented in a subsequent covered report:
  - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and
  - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).


(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":
  - Annual Report on Form 10-K as of December 31, 2001, filed with the Commission on March 28, 2002, of First National Lincoln Corporation.
  - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of First National Lincoln Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and
  - any amendments to any of the foregoing.


/s/ Daniel R. Daigneault                                      County of Lincoln
Daniel R. Daigneault                                             State of Maine
President & Chief Executive Officer
First National Lincoln Corporation            Subscribed and sworn to before me
August 14, 2002                                  this 14th day of August, 2002.

                                                           /s/ Carrie A. Warren
                                                                  Notary Public
                                           My Commission Expires: June 11, 2006

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SARBANES-OXLEY ACT OF 2002

First National Lincoln Corporation also filed with the Securities and Exchange Commission certifications by its Chief Executive Officer and Chief Financial Officer relating to its Quarterly Report on Form 10-Q for the period ended June 30, 2002 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the filing was as follows:

CERTIFICATIONS

The undersigned officer of First National Lincoln Corporation (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.


By: /s/ Daniel R. Daigneault
    Daniel R. Daigneault
    President & Chief Executive Officer
    August 14, 2002


The undersigned officer of First National Lincoln Corporation (the "Company") hereby certifies that the Company's quarterly report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.


By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    August 14, 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

FIRST NATIONAL LINCOLN CORPORATION

By: /s/ F. Stephen Ward
    F. Stephen Ward
    Treasurer & Chief Financial Officer
    August 14, 2002









































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